Exhibit 99.1

Contact:

Dan Madden

VP Finance & Investor Relations

+1-408-428-7929

dmadden@symmetricom.com

Symmetricom Reports Third Quarter

Fiscal 2011 Financial Results

Strong profit and higher quarter-over-quarter revenue from improving manufacturing supply

•	Net revenue of $51.2 million for the third quarter of fiscal 2011

•	Non-GAAP income from continuing operations of $5.3 million, or $0.12 per share, compared to $1.4 million, $0.03 per share in the second quarter of fiscal 2011

•	Income from continuing operations of $3.0 million, or $0.07 per share, compared to a loss from continuing operations of $3.5 million, or $0.08 per share in the second quarter of fiscal 2011

SAN JOSE, Calif. — April 21, 2011 — Symmetricom, Inc. (NASDAQ:SYMM), a worldwide leader in precision time and frequency technologies, today reported financial results for its third quarter of fiscal 2011, ended March 27, 2011.

Net revenue for the third quarter of fiscal 2011 was $51.2 million, up $9.4 million, or 22.5%, compared to the second quarter of fiscal 2011, driven by an increase in the company’s manufacturing supply. Symmetricom reported income from continuing operations of $3.0 million, or $0.07 per share, for the third quarter of fiscal 2011, compared to a loss from continuing operations of $3.5 million, or $0.08 per share, in the second quarter of fiscal 2011. The income from continuing operations for the third quarter of fiscal 2011 included $0.2 million of restructuring charges, as compared to $3.9 million of restructuring charges for the second quarter of fiscal 2011.

Non-GAAP income from continuing operations for the third quarter of fiscal 2011 was $5.3 million, or $0.12 per share, compared to $1.4 million, or $0.03 per share, reported for the second quarter.

Net revenue for the third quarter of fiscal 2011 was down $5.3 million or 9.4% compared to the $56.5 million reported for the year ago third quarter of fiscal 2010. Income from continuing operations was down $0.7 million, or 19.1% compared to the $3.7 million, or $0.08 per share, reported for the year ago third quarter of fiscal 2010. The decrease in revenue is due to product supply and fulfillment delays associated with the company’s transition to an outsourced manufacturing and logistics model.

Cash, cash equivalents and short-term investments totaled $75.3 million as of March 27, 2011, a decrease of $3.2 million from the $78.5 million reported as of December 26, 2010. Net cash used in operating activities in the third quarter was $1.1 million and property, plant and equipment purchases were approximately $0.9 million, resulting in free cash outflow of approximately $2.0 million.

Symmetricom Reports Third Quarter Fiscal 2011 Financial Results

April 21, 2011

“We made significant progress on our manufacturing transition, resulting in higher sequential revenue and earnings,” said Dave Côté, President and Chief Executive Officer of Symmetricom. “We expect to continue this momentum in the fourth quarter as we strengthen customer confidence, further improve our manufacturing capability and restore our product flow.

“In addition, we moved forward on multiple key growth initiatives. Our PackeTime products continued to gain traction, and we introduced our SyncWorldTM Ecosystem program. We also launched some important new products – the TimeProvider 1500 primary reference source, and our groundbreaking Quantum™ Chip-Scale Atomic Clock (CSAC). These products build on our core strengths and leadership position and support our expansion into new applications and markets,” said Côté.

Business Results

Revenue in the Communications Business in the third quarter of fiscal 2011 was $30.4 million, compared to $35.3 million reported in the same period last year and $20.4 million in the second quarter of this fiscal year. Revenue in the Government Business in the third quarter of fiscal 2011 was $20.8 million, compared to $21.2 million reported in the same period last year and $21.5 million in the second quarter of this fiscal year.

Fourth Quarter 2011 Guidance

Symmetricom’s guidance for the fourth quarter of fiscal 2011 is as follows:

•	Net revenue is expected to be in the range of $52 million to $62 million

•	GAAP earnings per share from continuing operations is expected to be in the range of $0.01 to $0.08

•	Non-GAAP earnings per share from continuing operations is expected to be in the range of $0.07 to $0.13

A reconciliation of GAAP and non-GAAP guidance is provided at the end of this press release.

Investor Conference Call

As previously announced, management will hold a conference call to discuss these results today, at 1:30 p.m. Pacific Time. Investors are invited to join the conference call by dialing +1-312-470-7356 and referencing “Symmetricom.” A live webcast will also be available on the investor relations section of the company’s website at www.symmetricom.com. An audio replay will be available for one week and can be accessed by dialing +1-203-369-3888.

About Symmetricom, Inc.

Symmetricom, a world leader in precise time solutions, sets the world’s standard for time. The company generates, distributes and applies precise time for the communications, aerospace/defense, IT infrastructure and metrology industries. Symmetricom’s customers, from communications service providers and network equipment manufacturers to governments and their suppliers worldwide, are able to build more reliable networks and systems by using the company’s advanced timing technologies, atomic clocks, services and solutions. All products support today’s precise timing standards, including GPS-based timing, IEEE 1588 (PTP), Network Time Protocol (NTP), Synchronous Ethernet and DOCSIS(R) timing. Symmetricom is based in San Jose, California, with offices worldwide. For more information, visit: http://www.symmetricom.com.

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Symmetricom Reports Third Quarter Fiscal 2011 Financial Results

April 21, 2011

Non-GAAP Information

Certain non-GAAP financial information is included in this press release. In the reconciliation of GAAP to non-GAAP results, Symmetricom excludes certain items related to non-cash equity-based compensation, amortization of intangible assets, restructuring charges, manufacturing transition costs and non-cash interest expense charges that the company does not consider indicative of its ongoing performance. The income tax effect after these non-GAAP adjustments is determined based upon Symmetricom’s estimate of its annual non-GAAP effective tax rate excluding these non-GAAP adjustments. Symmetricom believes that excluding such items provides investors, analysts and management with a representation of the Company’s core operating performance and with information useful in assessing, in conjunction with GAAP results, underlying trends in operating performance. Management uses such non-GAAP information to evaluate financial results and to establish operational goals. Non-GAAP information should not be considered superior to or as a substitute for data prepared in accordance with GAAP. A reconciliation of the non-GAAP results to the GAAP results is provided in the financial schedules portion of this press release.

Free cash flow is defined as net cash provided by or used in operating activities minus purchases of property, plant and equipment. Symmetricom believes this metric provides useful information to its investors, analysts, and management about the level of cash generated by normal business operations, including the use of cash for the purchase of property, plant and equipment. Management also views it as a measure of cash available to pay debt and return cash to stockholders. Free cash flow is not a GAAP financial measure and should not be considered superior to or a substitute for operating cash flow or other cash flow data prepared in accordance with GAAP.

Safe Harbor

This press release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. These forward-looking statements include statements concerning fourth quarter fiscal 2011 guidance and future performance, expectations regarding strengthening customer confidence, further improvements to manufacturing capabilities and restoration of product flows, as well as the information regarding the usefulness of the non-GAAP financial information. The statements in this press release are made as of the date of this press release, even if subsequently made available by Symmetricom on its website or otherwise. Symmetricom expressly disclaims any obligation to update or revise any forward-looking statement contained herein, whether as a result of a change in its expectations, a change in any events, conditions or circumstances on which a forward-looking statement is based, or otherwise. Symmetricom’s actual results could differ materially from those projected or suggested in these forward-looking statements. Factors that could cause future actual results to differ materially from the results projected in or suggested by such forward-looking statements include: reduced rates of demand for telecommunication products, cable products or test and measurement products, reduced rates or changes in government spending patterns, customers’ ability and need to upgrade existing equipment, the company’s ability to fulfill delayed shipments, complications or difficulties in its transition to an outsourced manufacturing and logistics model, the company’s ability to maintain or reduce manufacturing and operating costs, timing of orders, cancellation or delay of customer orders, loss of customers, customer acceptance of new products, recessionary pressures, geopolitical risks such as terrorist acts and the risk factors listed from time to time in Symmetricom’s reports filed with the Securities and Exchange Commission, including the annual report on Form 10-K for the fiscal year ended June 27, 2010 and subsequent Form 10-Q’s and 8-K’s. SYMM-F

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Symmetricom Reports Third Quarter Fiscal 2011 Financial Results

April 21, 2011

SYMMETRICOM, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Three months ended			Nine months ended
	March 27, 2011	December 26, 2010	March 28, 2010	March 27, 2011	March 28, 2010
Net revenue	$51,234	$41,844	$56,526	$147,457	$165,656
Cost of sales:
Cost of products and services	26,778	23,222	28,367	76,606	88,788
Amortization of intangible assets	260	267	278	814	1,014
Restructuring charges	1,330	3,910	448	8,987	2,241

Total cost of sales	28,368	27,399	29,093	86,407	92,043

Gross profit	22,866	14,445	27,433	61,050	73,613
Gross margin	44.6%	34.5%	48.5%	41.4%	44.4%
Operating expenses:
Research and development	6,717	6,738	5,684	20,061	17,511
Selling, general and administrative	13,592	13,596	14,385	39,987	42,183
Amortization of intangible assets	60	61	62	183	219
Restructuring charges	(1,142)	38	998	(1,985)	2,009

Total operating expenses	19,227	20,433	21,129	58,246	61,922

Operating income (loss)	3,639	(5,988)	6,304	2,804	11,691
Interest income, net of amortization (accretion) of premium (discount) on investments	441	331	350	664	1,316
Interest expense	—	—	(1,318)	(55)	(3,862)

Income (loss) from continuing operations before taxes	4,080	(5,657)	5,336	3,413	9,145
Income tax provision (benefit)	1,095	(2,181)	1,648	810	3,018

Income (loss) from continuing operations	2,985	(3,476)	3,688	2,603	6,127
Income (loss) from discontinued operations, net of tax	19	(49)	804	97	38

Net income (loss)	$3,004	$(3,525)	$4,492	$2,700	$6,165

Earnings (loss) per share - basic:
Income (loss) from continuing operations	$0.07	$(0.08)	$0.08	$0.06	$0.14
Income (loss) from discontinued operations	—	—	0.02	—	—

Net income (loss)	$0.07	$(0.08)	$0.10	$0.06	$0.14

Weighted average shares outstanding - basic	43,153	43,272	43,438	43,285	43,309

Earnings (loss) per share - diluted:
Income (loss) from continuing operations	$0.07	$(0.08)	$0.08	$0.06	$0.14
Income (loss) from discontinued operations	—	—	0.02	—	—

Net income (loss)	$0.07	$(0.08)	$0.10	$0.06	$0.14

Weighted average shares outstanding - diluted	43,859	43,272	43,934	43,853	43,828

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Symmetricom Reports Third Quarter Fiscal 2011 Financial Results

April 21, 2011

SYMMETRICOM, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(unaudited)

	March 27, 2011	June 27, 2010
ASSETS
Current assets:
Cash and cash equivalents	$28,383	$21,794
Short-term investments	46,959	53,825
Accounts receivable, net	36,778	40,075
Inventories	45,049	37,229
Prepaids and other current assets	14,227	15,108

Total current assets	171,396	168,031
Property, plant and equipment, net	22,728	23,077
Intangible assets, net	2,749	3,745
Deferred taxes and other assets	37,217	36,534

Total assets	$234,090	$231,387

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$15,700	$6,768
Accrued compensation	12,607	18,731
Accrued warranty	1,587	2,900
Other accrued liabilities	14,061	10,506

Total current liabilities	43,955	38,905
Long-term obligations	4,533	8,296
Deferred income taxes	334	334

Total liabilities	48,822	47,535
Stockholders’ equity:
Common stock	200,793	202,450
Accumulated other comprehensive income (loss)	17	(356)
Accumulated deficit	(15,542)	(18,242)

Total stockholders’ equity	185,268	183,852

Total liabilities and stockholders’ equity	$234,090	$231,387

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Symmetricom Reports Third Quarter Fiscal 2011 Financial Results

April 21, 2011

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

	Three months ended			Nine months ended
	March 27, 2011	December 26, 2010	March 28, 2010	March 27, 2011	March 28, 2010
Reconciliation from GAAP to Non-GAAP
GAAP Income (loss) from continuing operations	$2,985	$(3,476)	$3,688	$2,603	$6,127
Non-GAAP adjustments:
Equity-based compensation expense:
Cost of products and services	$253	230	176	506	648
Research and development	240	184	228	562	656
Selling, general and administrative	1,055	704	776	2,050	1,670

Total equity-based compensation expense	1,548	1,118	1,180	3,118	2,974
Amortization of intangible assets:
Cost of products and services	260	267	278	814	1,014
Operating expenses	60	61	62	183	219

Total amortization of intangible assets	320	328	340	997	1,233
Restructuring charges	188	3,948	1,446	7,002	4,250
Manufacturing Transition costs	798	2,041	—	2,839	—
Non-cash interest expense on convertible notes	—	—	812	—	2,345
Income tax effect of Non-GAAP adjustments	(586)	(2,551)	(1,035)	(4,314)	(3,565)

Non-GAAP income from continuing operations	$5,253	$1,408	$6,431	$12,245	$13,364

Earnings (loss) per share - diluted:
GAAP income (loss) from continuing operations	$0.07	$(0.08)	$0.08	$0.06	$0.14
Non-GAAP income from continuing operations	$0.12	$0.03	$0.15	$0.28	$0.30
Weighted average shares outstanding - diluted	43,859	43,972	43,934	43,853	43,828

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Symmetricom Reports Third Quarter Fiscal 2011 Financial Results

April 21, 2011

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

			Three months ended			Nine months ended
			March 27, 2011	December 26, 2010	March 28, 2010	March 27, 2011	March 28, 2010
GAAP Revenue			$51,234	$41,844	$56,526	$147,457	$165,656
Reconciliation from GAAP to Non-GAAP Gross Profit from continuing operations:
GAAP Gross profit	(A	)	$22,866	$14,445	$27,433	$61,050	$73,613
GAAP Gross margin			44.6%	34.5%	48.5%	41.4%	44.4%
Non-GAAP adjustments:
Equity-based compensation expense			253	230	176	506	648
Amortization of intangible assets			260	267	278	814	1,014
Restructuring charges			1,330	3,910	448	8,987	2,241
Manufacturing transition costs			798	2,041	—	2,839	—

Non-GAAP Gross profit	(B	)	$25,507	$20,893	$28,335	$74,196	$77,516

Non-GAAP Gross margin			49.8%	49.9%	50.1%	50.3%	46.8%
Reconciliation from GAAP to Non-GAAP Operating Expense from continuing operations:
GAAP Operating expenses	(C	)	$19,227	$20,433	$21,129	$58,246	$61,922
Operating expense % to revenue			37.5%	48.8%	37.4%	39.5%	37.4%
Non-GAAP adjustments:
Equity-based compensation expense			(1,295)	(888)	(1,004)	(2,612)	(2,326)
Amortization of intangible assets			(60)	(61)	(62)	(183)	(219)
Restructuring charges			1,142	(38)	(998)	1,985	(2,009)

Non-GAAP operating expenses	(D	)	$19,014	$19,446	$19,065	$57,436	$57,368

Non-GAAP operating expenses % to revenue			37.1%	46.5%	33.7%	39.0%	34.6%
Reconciliation from GAAP to Non-GAAP Operating Income (loss) from continuing operations:
GAAP Operating income (loss)	(A	) - (C)	$3,639	$(5,988)	$6,304	$2,804	$11,691

Operating income (loss)% to revenue			7.1%	-14.3%	11.2%	1.9%	7.1%
Non-GAAP Operating income	(B	) - (D)	$6,493	$1,447	$9,270	$16,760	$20,148

Operating income % to revenue			12.7%	3.5%	16.4%	11.4%	12.2%

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Symmetricom Reports Third Quarter Fiscal 2011 Financial Results

April 21, 2011

SYMMETRICOM, INC.

RECONCILIATION OF FORWARD-LOOKING GUIDANCE FOR GAAP REVENUE AND EPS

TO NON-GAAP GUIDANCE FOR REVENUE AND EPS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ending July 3, 2011
	Revenue		Earnings Per Share from Continuing Operations
	From	To	From	To
GAAP Guidance	$52,000	$62,000	$0.01	$0.08
Estimated Non-GAAP Adjustments
Equity-based compensation expense			0.03	0.03
Amortization of intangible assets			0.01	0.01
Restructuring charges			0.04	0.03
Income tax effect of non-GAAP adjustments			(0.02)	(0.02)

Total Non-GAAP Adjustments			0.06	0.05

Non-GAAP Guidance	$52,000	$62,000	$0.07	$0.13

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